                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 28, 2003

                                 SLM FUNDING LLC
                   formerly known as SLM FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                          Originator of:

  the Sallie Mae Student Loan Trust 1995-1,       the SLM Student Loan Trust 2001-1,
  the Sallie Mae Student Loan Trust 1996-1,       the SLM Student Loan Trust 2001-2,
  the SLM Student Loan Trust 1996-2,              the SLM Student Loan Trust 2001-3,
  the SLM Student Loan Trust 1996-3,              the SLM Student Loan Trust 2001-4,
  the SLM Student Loan Trust 1996-4,              the SLM Student Loan Trust 2002-1,
  the SLM Student Loan Trust 1997-1,              the SLM Student Loan Trust 2002-2,
  the SLM Student Loan Trust 1997-2,              the SLM Student Loan Trust 2002-3,
  the SLM Student Loan Trust 1997-3,              the SLM Student Loan Trust 2002-4,
  the SLM Student Loan Trust 1997-4,              the SLM Student Loan Trust 2002-5,
  the SLM Student Loan Trust 1998-1,              the SLM Student Loan Trust 2002-6,
  the SLM Student Loan Trust 1998-2,              the SLM Student Loan Trust 2002-7,
  the SLM Student Loan Trust 1999-1,              the SLM Student Loan Trust 2002-8,
  the SLM Student Loan Trust 1999-2,              the SLM Student Loan Trust 2003-1,
  the SLM Student Loan Trust 1999-3,              the SLM Student Loan Trust 2003-2,
  the SLM Student Loan Trust 2000-1,              the SLM Student Loan Trust 2003-3.
  the SLM Student Loan Trust 2000-2,              the SLM Student Loan Trust 2003-4,
  the SLM Student Loan Trust 2000-3,              the SLM Student Loan Trust 2003-5, and
  the SLM Student Loan Trust 2000-4,              the SLM Student Loan Trust 2003-6.

          DELAWARE             33-95474/333-2502/333-24949/            23-2815650
(State or other Jurisdiction   333-44465/333-30932/333-68660/       (I.R.S. employer
      of formation)            333-97247/333-104887                Identification No.)
                                 (Commission File Numbers)


                           11600 SALLIE MAE DRIVE
                               RESTON, VA 20193
                    (Address of principal executive offices)
                                     Page 1

                 Registrant's telephone number: (703) 810-7677

                                        1
                         Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

    Closing of SLM Student Loan Trust 2003-6.

     Effective as of June 5, 2003, SLM Funding LLC ("SLM Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee") executed and delivered the Trust Agreement dated as of June 1, 2003, as consented to by The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"), pursuant to which the SLM Student Loan Trust 2003-6 was formed (the "Trust").

     On May 28, 2003, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated May 28, 2003, among SLM Funding, the Student Loan Marketing Association ("Sallie Mae"), Banc One Capital Markets, Inc. and Lehman Brothers Inc., on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters").

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of June 5, 2003, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of June 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of June 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae, and the Indenture Trustee; (d) the Sale Agreement, dated as of June 5, 2003, by and among the Trust, Sallie Mae and the Eligible Lender Trustee; (e) the Purchase Agreement dated as of June 5, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration Agreement Supplement, dated as of June 5, 2003, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the "Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of June 5, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On June 5, 2003, the Trust issued $1,015,255,000 of its Student Loan-Backed Notes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

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
  1.1    Underwriting Agreement relating to the Student Loan-Backed Notes, dated
         May 28, 2003, by and among SLM Funding, Sallie Mae and the
         Underwriters.

  1.2    Pricing Agreement relating to the Student Loan-Backed Notes, dated
         May 28, 2003, by and among SLM Funding, Sallie Mae and the
         Underwriters.

  4.1 Trust Agreement, dated as of June 1, 2003, by and between SLM Funding and the Eligible Lender Trustee, as consented to by the Indenture
         Trustee.

  4.2    Interim Trust Agreement, dated as of June 1, 2003, by and between SLM
         Funding and the Interim Eligible Lender Trustee.

  4.3 Indenture, dated as of June 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the Indenture Trustee.

 99.1    Purchase Agreement, dated as of June 5, 2003, by and among SLM
         Funding, the Interim Eligible Lender Trustee and Sallie Mae.

 99.2 Sale Agreement, dated as of June 5, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

 99.3 Administration Agreement Supplement, dated as of June 5, 2003, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

 99.4 Servicing Agreement, dated as of June 5, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the
         Indenture Trustee.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
Dated: June 10, 2003                        SLM FUNDING LLC

                                            By: /s/ MARK L. HELEEN
                                                --------------------------------
                                                Name:  Mark L. Heleen
                                                Title: Vice President

                                INDEX TO EXHIBIT

EXHIBIT
NUMBER                                   EXHIBIT
-------     --------------------------------------------------------------------
  1.1       Underwriting Agreement relating to the Student Loan-Backed Notes, dated May 28, 2003, by and among SLM Funding, Sallie Mae and the
            Underwriters.

  1.2       Pricing Agreement relating to the Student Loan-Backed Notes, dated
            May 28, 2003, by and among SLM Funding, Sallie Mae and the
            Underwriters.

  4.1       Trust Agreement, dated as of June 1, 2003, by and between SLM
            Funding and the Eligible Lender Trustee, as consented to by the Indenture Trustee.

  4.2       Interim Trust Agreement, dated as of June 1, 2003, by and between
            SLM Funding and the Interim Eligible Lender Trustee.

  4.3 Indenture, dated as of June 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the Indenture Trustee.

 99.1       Purchase Agreement, dated as of June 5, 2003, by and among SLM
            Funding, the Interim Eligible Lender Trustee and Sallie Mae.

 99.2       Sale Agreement, dated as of June 5, 2003, by and among SLM
            Funding, the Interim Eligible Lender Trustee, the Eligible Lender
            Trustee and the Trust.

 99.3 Administration Agreement Supplement, dated as of June 5, 2003, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender
            Trustee, the Servicer and the Indenture Trustee.

 99.4 Servicing Agreement, dated as of June 5, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the
            Indenture Trustee.